EXHIBIT 99.1

Onto Innovation Reports

2024 Fourth Quarter and Full Year Results

Record quarterly revenue with full year revenue growth of 21%

Wilmington, Mass., February 6, 2025 – Onto Innovation Inc. (NYSE: ONTO) (“Onto Innovation,” “Onto,” or the “Company”) today announced financial results for the fourth quarter and full year 2024.

2024 Fourth Quarter Financial Highlights

•
Record revenue of $264 million led by advanced nodes and advanced packaging markets, delivering sixth consecutive quarter of growth.
•
GAAP gross margin of 50% and non-GAAP gross margin of 55%, excluding acquisition and restructuring-related charges.
•
GAAP operating income of $42 million and non-GAAP operating income of $75 million.
•
GAAP net income of $49 million and non-GAAP net income of $75 million.
•
GAAP diluted earnings per share of $0.98; non-GAAP diluted earnings per share of $1.51 above the high end of guidance range.
•
Cash from operations of $56 million, or 21% of revenue.

2024 Full Year Financial Highlights

•
Total revenue of $987 million grew 21% over 2023.
•
Cash generated from operations of $246 million improved by 43% over 2023.
•
Full year GAAP diluted earnings per share of $4.06 grew 65% over 2023.
•
Full year non-GAAP diluted earnings per share of $5.34 grew 43% over 2023.

Fourth Quarter and Full Year Business Highlights

•
AI packaging revenue grew 180% over 2023.
•
Advanced nodes revenue improved for the fourth consecutive quarter, with momentum expected to continue in 2025.
•
New products released to support next generation 3D interconnect technology and inspection tools for unpatterned wafer, panel and compound semiconductor applications.

Michael Plisinski, chief executive officer of Onto Innovation, commented, “Onto Innovation finished the year strongly, carried forward by investments in AI, power semiconductors, and new gate all around transistor technology. The current market momentum in AI packaging and increased demand from the advanced nodes combined with the new products we recently launched position us to continue to address the challenges our customers face today and into the future.”

EXHIBIT 99.1

Onto Innovation Inc.
Key Quarterly Financial Data

(In thousands, except per share amounts)

U.S. GAAP
	December 28, 2024	September 28, 2024	December 30, 2023
Revenue	$263,939	$252,210	$218,856
Gross profit margin	50%	54%	49%
Operating income	$42,460	$53,072	$28,230
Net income	$48,817	$53,051	$30,309
Net income per diluted share	$0.98	$1.07	$0.61

NON-GAAP
	December 28, 2024	September 28, 2024	December 30, 2023
Revenue	$263,939	$252,210	$218,856
Gross profit margin	55%	55%	52%
Operating income	$75,468	$69,999	$56,391
Net income	$74,831	$66,386	$52,443
Net income per diluted share	$1.51	$1.34	$1.06

Outlook

For the first fiscal quarter ending March 29, 2025, the Company is providing the following guidance:

•
Revenue is expected to be in the range of $260 to $274 million.
•
GAAP diluted earnings per share is expected to be in the range of $1.14 to $1.28.
•
Non-GAAP diluted earnings per share is expected to be in the range of $1.40 to $1.54.

Webcast & Conference Call Details

Onto Innovation will host a conference call at 4:30 p.m. Eastern Time today, February 6, 2025, to discuss its fourth quarter 2024 and full year 2024 financial results and other matters in greater detail. To participate in the call, please dial (888) 394-8218 or International: +1 (646) 828-8193 and reference conference ID 1186967 at least five (5) minutes prior to the scheduled start time. A live webcast will also be available at www.ontoinnovation.com.

To listen to the live webcast, please go to the website at least fifteen (15) minutes early to register, download and install any necessary audio software. There will be a replay of the conference call available for one year on the Company’s website at www.ontoinnovation.com.

Discussion of Non-GAAP Financial Measures

In addition to information regarding the Company’s results as determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company has provided in this release non-GAAP financial measures, including non-GAAP gross margin as a percentage of revenue, non-GAAP operating income, non-GAAP operating expenses, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin as a percentage of revenue, which exclude amortization of intangibles, merger and acquisition-related expenses and benefits, litigation expenses and benefits and restructuring costs. Non-GAAP gross margin as a percentage of revenue, non-GAAP

EXHIBIT 99.1

operating income, non-GAAP operating expenses, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin as a percentage of revenue can also exclude certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability or otherwise are not representative of our ongoing operations, tax provisions/benefits related to the previous items, and significant discrete tax events. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.

We utilize several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operations of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing non-GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. More specifically, management adjusts for the excluded items for the following reasons:

Amortization of intangibles: we do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to the purchased intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of purchased intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies.

Merger or acquisition related expenses and benefits: we incur expenses or benefits with respect to certain items associated with our mergers and acquisitions, such as transaction and integration costs, change in control payments, adjustments to the fair value of assets, etc. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our ongoing business.

Restructuring expenses: we incur restructuring and impairment charges on individual or groups of employed assets, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our ongoing business. Although these events are reflected in our GAAP financials, these transactions may limit the comparability of our ongoing operations with prior and future periods.

Litigation expenses and benefits: we may incur charges or benefits as well as legal costs in connection with litigation and other contingencies unrelated to our core operations. We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of ongoing business and operating results.

Income tax expense: we estimate the tax effect of the items identified to determine a non-GAAP annual effective tax rate applied to the pretax amount to calculate the non-GAAP provision for income taxes. We also adjust for items for which the nature and/or tax jurisdiction requires the application of a specific tax rate or treatment.

From time to time in the future, there may be other items excluded if we believe that doing so is consistent with the goal of providing useful information to investors and management.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Forward Looking Statements

EXHIBIT 99.1

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include, but are not limited to, statements regarding Onto Innovation’s business momentum and future growth; technology development, product introduction and acceptance of Onto Innovation’s products and services; Onto Innovation’s manufacturing practices and ability to deliver both products and services consistent with its customers’ demands and expectations and strengthen its market position; Onto Innovation’s expectations regarding the semiconductor market outlook; Onto Innovation’s future quarterly financial outlook; as well as other matters that are not purely historical data. Onto Innovation wishes to take advantage of the “safe harbor” provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Onto Innovation’s control. Such factors include, but are not limited to, the Company’s ability to leverage its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; the effects of political, economic, legal, and regulatory changes or conflicts on the Company's global operations; its ability to adequately protect its intellectual property rights and maintain data security; the effects of natural disasters or public health emergencies on the global economy and on the Company’s customers, suppliers, employees, and business; its ability to effectively maneuver global trade issues and changes in trade and export regulations, tariffs and license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by Onto Innovation are available in Onto Innovation’s Form 10-K report for the year ended December 30, 2023, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Onto Innovation’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance, or achievements. Onto Innovation does not assume any obligation to update the forward-looking information contained in this press release, except as required by law.

About Onto Innovation

Onto Innovation is a leader in process control, combining global scale with an expanded portfolio of leading-edge technologies that include: unpatterned wafer quality; 3D metrology spanning chip features from nanometer scale transistors to large die interconnects; macro defect inspection of wafers and packages; metal interconnect composition; factory analytics; and lithography for advanced semiconductor packaging. Our breadth of offerings across the entire semiconductor value chain combined with our connected thinking approach results in a unique perspective to help solve our customers’ most difficult yield, device performance, quality, and reliability issues. Onto Innovation strives to optimize customers’ critical path of progress by making them smarter, faster and more efficient. With headquarters and manufacturing in the U.S., Onto Innovation supports customers with a worldwide sales and service organization. Additional information can be found at www.ontoinnovation.com.

Source: Onto Innovation Inc.

ONTO-I

For more information, please contact:

Sidney Ho

+1 408.376.9163

sidney.ho@ontoinnovation.com

(Financial tables follow)

ONTO INNOVATION INC.

EXHIBIT 99.1

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands) - (Unaudited)

	December 28,	December 30,
	2024	2023
ASSETS
Current assets
Cash, cash equivalents and marketable securities	$852,328	$697,811
Accounts receivable, net	308,142	226,556
Inventories	286,979	327,773
Prepaid expenses and other current assets	30,073	31,127
Total current assets	1,477,522	1,283,267
Net property, plant and equipment	123,868	103,611
Goodwill and intangibles, net	457,437	483,186
Other assets	58,264	39,648
Total assets	$2,117,091	$1,909,712

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$106,236	$91,931
Other current liabilities	63,853	55,795
Total current liabilities	170,089	147,726
Other non-current liabilities	21,120	25,451
Total liabilities	191,209	173,177
Stockholders’ equity	1,925,882	1,736,535
Total liabilities and stockholders’ equity	$2,117,091	$1,909,712

EXHIBIT 99.1

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts) - (Unaudited)

	Three Months Ended		Twelve Months Ended
	December 28,	December 30,	December 28,	December 30,
	2024	2023	2024	2023
Revenue	$263,939	$218,856	$987,321	$815,868
Cost of revenue	131,531	110,890	472,013	395,614
Gross profit	132,408	107,966	515,308	420,254
Operating expenses:
Research and development	34,892	24,021	116,767	104,442
Sales and marketing	19,409	15,349	76,155	61,765
General and administrative	25,548	27,017	85,846	83,147
Amortization	10,099	13,349	49,437	54,822
Total operating expenses	89,948	79,736	328,205	304,176
Operating income	42,460	28,230	187,103	116,078
Interest income, net	8,965	6,456	33,489	20,356
Other expense, net	(154)	(860)	(145)	(3,852)
Income before provision for income taxes	51,271	33,826	220,447	132,582
Provision for income taxes	2,454	3,517	18,777	11,423
Net income	$48,817	$30,309	$201,670	$121,159
Earnings per share:
Basic	$0.99	$0.62	$4.09	$2.47
Diluted	$0.98	$0.61	$4.06	$2.46
Weighted average shares outstanding:
Basic	49,374	49,151	49,343	48,971
Diluted	49,630	49,562	49,660	49,318

EXHIBIT 99.1

ONTO INNOVATION INC.

NON-GAAP FINANCIAL SUMMARY

(In thousands, except percentage and per share amounts) - (Unaudited)

	Three Months Ended		Twelve Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Revenue	$263,939	$218,856	$987,321	$815,868
Gross profit	$143,886	$112,751	$529,466	$427,439
Gross margin as percentage of revenue	55%	52%	54%	52%
Operating expenses	$68,418	$56,360	$262,170	$231,996
Operating income	$75,468	$56,391	$267,296	$195,443
Operating margin as a percentage of revenue	29%	26%	27%	24%
Net income	$74,831	$52,443	$265,023	$183,857
Net income per diluted share	$1.51	$1.06	$5.34	$3.73

RECONCILIATION OF GAAP GROSS PROFIT,

OPERATING EXPENSES OPERATING INCOME, GROSS MARGIN AND OPERATING MARGIN TO NON-GAAP

GROSS PROFIT, OPERATING EXPENSES, OPERATING INCOME, GROSS MARGIN AND OPERATING MARGIN

(In thousands, except percentages) - (Unaudited)

	Three Months Ended		Twelve Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
U.S. GAAP gross profit	$132,408	$107,966	$515,308	$420,254
Pre-tax non-GAAP items:
Merger and acquisition related expenses	(15)	37	90	158
Restructuring expenses	11,493	4,748	14,068	7,027
Non-GAAP gross profit	143,886	112,751	529,466	427,439
U.S. GAAP gross margin as a percentage of revenue	50%	49%	52%	52%
Non-GAAP gross margin as a percentage of revenue	55%	52%	54%	52%
U.S. GAAP operating expenses	$89,948	$79,736	$328,205	$304,176
Pre-tax non-GAAP items:
Merger and acquisition related expenses	5,468	214	7,562	2,449
Restructuring expenses	5,963	346	9,009	3,572
Litigation expenses	—	9,467	27	11,337
Amortization of intangibles	10,099	13,349	49,437	54,822
Non-GAAP operating expenses	68,418	56,360	262,170	231,996
Non-GAAP operating income	$75,468	$56,391	$267,296	$195,443
U.S. GAAP operating margin as a percentage of revenue	16%	13%	19%	14%
Non-GAAP operating margin as a percentage of revenue	29%	26%	27%	24%

EXHIBIT 99.1

ONTO INNOVATION INC.

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME AND NON-GAAP NET INCOME PER DILUTED SHARE

(In thousands, except share and per share data) - (Unaudited)

	Three Months Ended		Twelve Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
U.S. GAAP net income	$48,817	$30,309	$201,670	$121,159
Pre-tax non-GAAP items:
Merger and acquisition related expenses	5,453	251	7,652	2,607
Restructuring expenses	17,456	5,094	23,077	10,599
Litigation expenses	—	9,467	27	11,337
Amortization of intangibles	10,099	13,349	49,437	54,822
Net tax provision adjustments	(6,994)	(6,027)	(16,840)	(16,667)
Non-GAAP net income	$74,831	$52,443	$265,023	$183,857
Non-GAAP net income per diluted share	$1.51	$1.06	$5.34	$3.73

ONTO INNOVATION INC

SUPPLEMENTAL INFORMATION - RECONCILIATION OF FIRST QUARTER 2025

GAAP TO NON-GAAP GUIDANCE

	Low	High
Estimated GAAP net income per diluted share	$1.14	$1.28
Estimated non-GAAP items:
Amortization of intangibles	0.22	0.22
Merger and acquisition related expenses	0.01	0.01
Restructuring expenses	0.07	0.07
Net tax provision adjustments	(0.04)	(0.04)
Estimated non-GAAP net income per diluted share	$1.40	$1.54

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